EXHIBIT 10.5

AMENDMENT NO. 1 TO

CAPITAL SUPPORT AGREEMENT

This Amendment No. 1 (the “Amendment”) to the Capital Support Agreement, is made as of the 26th day of January 2009, by and between Northern Trust Corporation (the “Support Provider”) and The Northern Trust Company (“TNT”), as trustee on behalf of The Northern Trust Company Common Short Term Investment Fund (the “Fund”).

WHEREAS, the parties have entered into a Capital Support Agreement (the “Agreement”), dated as of September 29, 2008; and

WHEREAS, the parties desire to amend the Agreement on the terms and subject to the conditions provided herein.

NOW THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

1. Unless otherwise expressly provided herein, capitalized terms shall have the meanings assigned to them in the Agreement.

2. Section 3(c)(iii) of the Agreement is hereby deleted in its entirety and replaced as set forth below:

(iii) 5:00 p.m. Eastern Time on November 6, 2009, or such later date as agreed upon by the Support Provider and TNT.

IN WITNESS WHEREOF, the parties caused this Amendment No. 1 to the Capital Support Agreement to be executed.

NORTHERN TRUST CORPORATION

By:	/s/ William R. Dodds, Jr.
Name:	William R. Dodds, Jr.
Title:	Treasurer

ADDRESS FOR NOTICES:
50 S. LaSalle St. Chicago, IL 60603 Attn: William R. Dodds, Jr.

THE NORTHERN TRUST COMPANY, AS TRUSTEE OF THE NORTHERN TRUST COMPANY COMMON SHORT TERM INVESTMENT FUND

By:	/s/ John L. Krieg
Name:	John L. Krieg
Title:	Senior Vice President

ADDRESS FOR NOTICES:
50 S. LaSalle St. Chicago, IL 60603 Attn: John L. Krieg